Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Lawrence P. Molloy, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Sprouts Farmers Market, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: February 21, 2020	/s/ Lawrence P. Molloy
Lawrence P. Molloy
Interim Chief Financial Officer (Principal Financial and Accounting Officer)